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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2011

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of registrant as specified in its charter)

GEORGIA	000-53908	58-1211925
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant's telephone number, including area code: (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        By letter dated February 7, 2011, Mr. Brian Prevost provided notice of his intention to retire as our Vice President, Controller. Mr. Prevost has served as Vice President, Controller since January 2008 and will remain in his current position through the filing of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011. Mr. Prevost's retirement is voluntary and is not related to any disagreement regarding policies or procedures with our management, board of directors or independent registered public accounting firm.

Item 9.01    Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Not applicable.

(d)
Not applicable.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: February 8, 2011	By:	/s/ THOMAS A. SMITH Thomas A. Smith President and Chief Executive Officer

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  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE